FVIT P2 06/22

SUPPLEMENT DATED JUNE 1, 2022

TO THE PROSPECTUS DATED MARCH 1, 2022,

AS AMENDED JUNE 1, 2022

OF

FRANKLIN MICROCAP VALUE FUND

FRANKLIN MUTUAL U.S. MID CAP VALUE FUND

(formerly, Franklin Mutual U.S. Value Fund)

FRANKLIN SMALL CAP VALUE FUND

(each a series of Franklin Value Investors Trust)

Effective on or about August 15, 2022, certain front-end sales charges on Class A shares of the Funds will be lowered. In addition, certain dealer commissions paid by the Funds’ distributor from Class A sales charges also will change. Therefore, the Funds’ prospectuses are amended as follows:

I. On or about August 15, 2022, for Class A shares of the Funds that currently have a maximum front-end sales charge of 5.50% (the “Equity Funds”), the new front-end sales charge schedules will be as follows:

Sales Charges - Class A
when you invest this amount	the sales charge makes up this % of the offering price	which equals this % of your net investment
Under $25,000	5.50%	5.82%
$25,000 but under $50,000	5.25%	5.54%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $750,000	2.00%	2.04%
$750,000 but under $1 million	1.50%	1.52%
$1 million or more	0.00%	0.00%

Please keep this supplement with your prospectus for future reference.